Bailard, Biehl & Kaiser Opportunity Fund Group, Inc.

Supplement Dated July 20, 2004
To Prospectus Dated January 28, 2004


THE FOLLOWING REPLACES THE FIRST TWO SENTENCES OF THE "PRINCIPAL STRATEGIES" SECTION ON PAGE 2 OF THE PROSPECTUS REGARDING THE BAILARD, BIEHL & KAISER COGNITIVE VALUE FUND (THE "VALUE FUND"):

Principal Strategies

The Value Fund invests its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P Small Cap 600 Barra / Value Index. The Adviser, Bailard, Biehl & Kaiser, Inc., seeks to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile relative to the S&P Small Cap 600 Barra / Value Index.



THE FOLLOWING REPLACES THE "WILSHIRE SMALL CAP VALUE INDEX (VALUE FUND ONLY)" SECTION ON PAGE 18 OF THE PROSPECTUS:

S&P Small Cap 600 Barra/ Value Index (Value Fund Only): The Value Fund will maintain a risk and return profile similar to that of the S&P Small Cap 600 Barra / Value Index. This index contains a selection of stocks from the S&P Small Cap 600 index, which is composed of 600 U.S. stocks with market capitalizations of $300 million to $1 billion that meet certain investability and financial viability standards. The S&P Small Cap 600 index currently covers approximately 3% of the U.S. equities market. Standard & Poor's Corporation and Barra, Inc. cooperate to employ a price to book value calculation to divide the market value of the stocks in the S&P Small Cap 600 index equally between growth and value. The S&P Small Cap 600 Barra / Value Index is composed of those stocks in the S&P Small Cap 600 Index that meet the value criteria.